UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 12, 2002

STANCORP FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

State of Oregon	1-14925	93-1253576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 SW Sixth Avenue, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)

(503) 321-7000
(Registrant’s telephone number, including area code)

No Change
(Former name, former address and former fiscal year, if changed since last report)

Item 9.    Regulation FD Disclosure.

Pursuant to Order No. 4-460 of the Securities and Exchange Commission, the principal executive officer and principal financial officer of StanCorp Financial Group, Inc. have each executed a Statement under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings. These Statements have been delivered to the Commission today and are attached as Exhibits to this Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    August 12, 2002

STANCORP FINANCIAL GROUP, INC.

/s/ ERIC E. PARSONS
Eric E. Parsons President and Chief Operating Officer

EXHIBIT INDEX

Exhibit	Description

99.1
Statement Under Oath of Ronald E. Timpe, Chairman and Chief Executive Officer (Principal Executive Officer) of StanCorp Financial Group, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2
Statement Under Oath of Cindy J. McPike, Vice President and Chief Financial Officer (Principal Financial Officer) of StanCorp Financial Group, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

3